December 8, 2014

SEMPER MBS TOTAL RETURN FUND

Institutional Class	SEMMX
Investor Class	SEMPX

SEMPER SHORT DURATION FUND

Institutional Class	SEMIX
Investor Class	SEMRX

Series of Advisors Series Trust

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
for the Semper MBS Total Return Fund dated March 30, 2014 and the Semper Short Duration
Fund dated March 28, 2014

Effective December 5, 2014, Semper Capital Management, L.P. (the “Advisor” or “Semper”), investment adviser to the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), has restructured its firm ownership.  RSL Capital, LLC (“RSL Capital”), a New York limited liability company wholly owned by Mr. Ronald S. Lauder, has acquired an 18.5% voting interest in the Advisor, bringing RSL Capital’s total voting interest in the Advisor to 31.5%.  Concurrently, a number of Semper employees have sold their ownership interests in the Advisor, which were previously held by Semper Capital Partners, LLC, a Delaware limited liability company wholly owned by current and former employees of Semper, to RSL Capital.

The Advisor has announced that no changes are planned to the portfolio management teams or investment approach for the Funds following the transaction. The Funds’ daily operations and management activities are not expected to be affected in any way.  Semper’s management does not expect the new firm owner to be involved in the management or day-to-day business operations of the Advisor and there will be no change in the management of the Advisor.  Semper employees who will not continue to have a direct or indirect ownership interest in the Advisor will continue to be incentivized, the specific form of which is yet to be determined, but which will be designed with the intention that employees will share broadly in the Advisor’s growth and success.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Advisor’s ownership change results in a technical “assignment” of the existing investment advisory agreement between the Advisor and the Funds, and, consequently, the automatic termination of the agreement.

The Board of Trustees of Advisors Series Trust met in person December 3-4, 2014 and approved an interim advisory agreement and a new investment advisory agreement between the Advisor and the Funds, on terms substantially identical to the existing investment advisory agreement with the Advisor.  The interim advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between the Advisor and the Funds.  Shareholders of the Funds will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the first quarter of 2015.  Shareholders will receive detailed information early in the first quarter of 2015 about the proposed new investment advisory agreement and Semper’s ownership change in connection with the solicitation of their approval of the new investment advisory agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is December 8, 2014.